                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION


                      SECOND AMENDMENT TO CREDIT AGREEMENT

                  This SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is dated as of October 15, 2003 and entered into by and among CARMIKE CINEMAS, INC., a Delaware corporation ("Carmike") and EASTWYNN THEATRES, INC., an Alabama corporation ("Eastwynn"), (Eastwynn and Carmike are sometimes collectively referred to herein as the "Borrowers" and individually as a "Borrower"); the other Credit Parties signatory hereto; GENERAL ELECTRIC CAPITAL CORPORATION, a Delaware corporation (in its individual capacity, "GE Capital"), for itself, as Lender, and as Agent for Lenders (in such capacity, the "Agent"), and the other Lenders signatory hereto from time to time.

                                    RECITALS

                  WHEREAS, Borrowers, Lenders, other Credit Parties, and Agent are parties to that certain Credit Agreement dated as of January 31, 2002, as amended by that certain First Amendment dated as of June 21, 2002 (as amended, the "Credit Agreement"); and

                  WHEREAS, Borrowers have requested and Lenders and Agent have agreed to the amendments to the Credit Agreement set forth herein subject to the terms and conditions set forth herein; and

                  NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree that all capitalized terms used herein shall have the meanings ascribed thereto in the Credit Agreement, except as otherwise defined or limited herein, and further agree, subject to the conditions precedent to this Amendment hereinafter set forth, as follows:

SECTION 1.        AMENDMENTS TO THE CREDIT AGREEMENT

                           Annex G of the Credit Agreement is hereby amended and
modified by deleting therefrom clause (a) in its entirety and inserting the following in substitution thereof:

                  "(a)     Maximum Capital Expenditures. Borrowers and their
Subsidiaries on a consolidated basis shall not make Capital Expenditures during the following periods that exceed in the aggregate the amounts set forth opposite each of such periods:

         Period                                      Maximum Capital Expenditures per Period
         ------                                      ---------------------------------------
         January 1, 2003 through December 31, 2003                     $20,000,000
         January 1, 2004 through December 31, 2004                     $25,000,000
         January 1, 2005 through December 31, 2005                     $25,000,000
         January 1, 2006 through December 31, 2006                     $25,000,000

                  provided, however, that the amount of permitted Capital Expenditures referenced above will be increased in any period referenced above by the positive amount equal to the difference obtained by subtracting the actual amount of Capital Expenditures expended from and after January 1, 2003 through the last day of the prior period from the cumulative amount of Capital Expenditures permitted from January 1, 2003 through the last day of the prior period."

SECTION 2.        BORROWERS' REPRESENTATIONS AND WARRANTIES

         In order to induce Lenders to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, each the Credit Parties executing this Amendment represents and warrants to Agent and each Lender with respect to all Credit Parties, that the following statements are true, correct and complete:

         A. POWER AND AUTHORITY. Each Credit Party is a corporation, partnership or trust, as the case may be, duly organized, validly existing and in good standing under the laws of its state of organization. Each Credit Party has all requisite power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement as amended by this Amendment (as so amended, the "Amended Agreement").

         B. AUTHORIZATION OF AGREEMENT. The execution and delivery of this Amendment and the performance of the Amended Agreement have been duly authorized by all necessary action on the part of each Credit Party.

         C. NO CONFLICT. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to any Credit Party, the organizational documents of any Credit Party or any order, judgment or decree of any court or other agency of government binding on any Credit Party, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any agreement, document or instrument to which any Credit Party is a party, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of any Credit Party (other than any Liens created under any of the Loan Documents in favor of Agent or the Lenders), or
(iv) require any approval of stockholders or any approval or consent of any Person under any agreement, document or instrument of which any Credit Party is a party.

         D. GOVERNMENTAL CONSENTS. The execution and delivery by each Credit Party of this Amendment and the performance by Borrowers of the Amended Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body, except for filings required in connection with the perfection of the security interests or the exercise of the rights granted pursuant to the Collateral Documents.

         E. BINDING OBLIGATION. This Amendment and the Amended Agreement have been duly executed and delivered by each Credit Party which is a party thereto and are the legally valid and binding obligations of each such Credit Party, enforceable against each such Credit Party in accordance with their respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

         F. INCORPORATION OF REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Section 3 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the effective date hereof to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date.

         G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment that would constitute a Default or an Event of Default.

SECTION 3.        CONDITIONS TO EFFECTIVENESS

         Section 1 of this Amendment shall become effective upon the prior or concurrent satisfaction of all of the following conditions precedent (the date of satisfaction of such conditions being referred to herein as the "Second Amendment Date"):

         A. EFFECTIVENESS. Agent shall have received a counterpart hereof executed by Borrowers, each Credit Party and Agent and, if applicable, a written or telephonic notification of such execution and authorization of delivery thereof.

         B. AMENDMENT FEE. As additional consideration to enter into this Amendment, a non-refundable amendment fee in the aggregate amount of $75,000.00, which amendment fee shall be fully earned by and payable to Agent for the pro rata benefit of Lenders, on the Second Amendment Date.

         C. CONSENTS. Agent shall have received evidence satisfactory to it that the Amendment does not (x) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Loan Documents or (y) require any approval or consent of any Person under any such Loan Document except for such approvals or consents which shall have been obtained on or before the Second Amendment Date.

         D. POST-CONFIRMATION CREDIT AGREEMENT. Agent shall have received evidence satisfactory to it that the Post-Confirmation Credit Agreement has been amended so as to permit the Borrowers to incur Capital Expenditures consistent with those provided in this Amendment for the Fiscal Years ending on and after December 31, 2003.

SECTION 4.        MISCELLANEOUS

         A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                  (i) On and after the Second Amendment Date, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the

         "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Amended Agreement.

                  (ii) Except as specifically amended by this Amendment or as set forth herein, the terms, provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

                  (iii) The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent or Lenders under, the Credit Agreement or any of the other Loan Documents.

         B. FEES AND EXPENSES. Borrowers acknowledge that all costs, fees and expenses as described in Section 11.3 of the Credit Agreement incurred by Agent's counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of Borrowers.

         C. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

         D. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES. EACH CREDIT PARTY HEREBY CONSENTS AND AGREES THAT THE STATE OR FEDERAL COURTS LOCATED IN CITY OF ATLANTA, COUNTY OF FULTON SHALL HAVE NON-EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE CREDIT PARTIES, AGENT AND LENDERS PERTAINING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR TO ANY MATTER ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS; PROVIDED, THAT AGENT, LENDERS AND THE CREDIT PARTIES ACKNOWLEDGE THAT ANY APPEALS FROM THOSE COURTS MAY HAVE TO BE HEARD BY A COURT LOCATED OUTSIDE OF FULTON COUNTY; PROVIDED FURTHER, THAT NOTHING IN THIS AMENDMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION TO REALIZE ON THE COLLATERAL OR ANY OTHER SECURITY FOR THE OBLIGATIONS, OR TO ENFORCE A JUDGMENT OR OTHER COURT ORDER IN FAVOR OF AGENT. EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND EACH CREDIT PARTY HEREBY WAIVES ANY OBJECTION THAT SUCH CREDIT PARTY MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE GRANTING OF SUCH LEGAL OR

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EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. EACH CREDIT PARTY
HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINTS AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO SUCH CREDIT PARTY AT THE ADDRESS SET FORTH IN ANNEX I OF THE CREDIT AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF SUCH CREDIT PARTY'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE UNITED STATES MAILS, PROPER POSTAGE PREPAID.

         E. COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.



                                      CARMIKE CINEMAS, INC., a Delaware
                                      corporation, as a Borrower



                              By: /s/ MARTIN A. DURANT
                                  --------------------------------------
                                  Name: MARTIN A. DURANT
                                        --------------------------------
                                  Title: Senior Vice President - CFO
                                        --------------------------------


                                      EASTWYNN THEATRES, INC., an Alabama
                                      corporation, as a Borrower



                              By: /s/ MARTIN A. DURANT
                                  --------------------------------------
                                  Name: MARTIN A. DURANT
                                        --------------------------------
                                  Title: Senior Vice President - CFO
                                        --------------------------------


                                      GENERAL ELECTRIC CAPITAL
                                      CORPORATION, a Delaware corporation, as
                                      Agent and a Lender



                              By: /s/ RICHARD W. VARALLA
                                  --------------------------------------
                                  Name: RICHARD W. VARALLA
                                        --------------------------------
                                  Title: DULY AUTHORIZED SIGNATORY
                                        --------------------------------


                                      WELLS FARGO FOOTHILL, INC., a
                                      California corporation,  as a Lender


                              By: /s/ LISA COOLEY
                                  --------------------------------------
                                  Name: LISA COOLEY
                                        --------------------------------
                                  Title: Vice President
                                        --------------------------------

                                    WOODEN NICKEL PUB, INC., a Delaware
                                    corporation, as a Credit Party


                              By: /s/ MARTIN A. DURANT
                                  --------------------------------------
                                  Name: MARTIN A. DURANT
                                        --------------------------------
                                  Title: Senior Vice President
                                        --------------------------------



                                    MILITARY SERVICES, INC., a Delaware
                                    corporation, as a Credit Party


                              By: /s/ MARTIN A. DURANT
                                  --------------------------------------
                                  Name: MARTIN A. DURANT
                                        --------------------------------
                                  Title: Senior Vice President
                                        --------------------------------

                                      S-2